UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934 Date of Report (Date of earliest event reported): December 18, 2014
Handy & Harman Ltd. (Exact name of registrant as specified in its charter)

Delaware	1-2394	13-3768097
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)
1133 Westchester Avenue, Suite N222
White Plains, New York 10604
(Addresses of Principal Executive Offices, including Zip Code)
(914) 461-1300
(Registrant’s Telephone Number, Including Area Code)

 Not applicable
(Former name and address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into Material Definitive Agreement.

On December 18, 2014, Handy & Harman Group Ltd. (“HNH Group”), a Delaware corporation and a wholly-owned subsidiary of Handy & Harman Ltd., a Delaware corporation (the “Company”), and Bairnco Corporation, a Delaware corporation and a wholly-owned subsidiary of HNH Group (“Bairnco”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Rogers Corporation, a Massachusetts corporation (“Rogers”). Pursuant to the Purchase Agreement, Bairnco will sell to Rogers all of the issued and outstanding equity interests of Arlon, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Bairnco (“Arlon”), and its subsidiaries (other than Arlon India (Pvt) Limited) for $157 million in cash, subject to a working capital adjustment and certain potential reductions as provided in the Purchase Agreement (the “Sale”).

The Purchase Agreement contains customary representations, warranties and covenants. Subject to certain limitations, HNH Group and Rogers have each agreed to indemnify the other for breaches of those representations, warranties and covenants and other specified matters.

The closing of the Sale (the “Closing”) is subject to certain customary conditions, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and is expected to occur in the first half of 2015. The Purchase Agreement may be terminated by HNH Group or Rogers under certain circumstances specified therein.

The Purchase Agreement contains representations, warranties, covenants and disclosures that were made by the parties to each other as of specific dates and to evidence their agreement on various matters. These representations, warranties, covenants and disclosures were made solely for purposes of the Purchase Agreement and may be subject to exceptions and qualifications contained in separate disclosure schedules (which are omitted from this filing), may represent the parties’ risk allocation in the Sale and may be qualified by contractual standards of materiality that differ from what may be viewed as material for securities law purposes. Accordingly, the representations, warranties, covenants and disclosures in the Purchase Agreement are not necessarily characterizations of the actual state of facts about H&H Group, Bairnco, Rogers or any of their respective subsidiaries or affiliates at the time they were made or otherwise and should only be read in conjunction with the other information that the Company makes publicly available in reports, statements and other documents filed with the United States Securities and Exchange Commission (the “SEC”).

The foregoing description of the Purchase Agreement is a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and the information contained therein is incorporated herein by reference.

ITEM 7.01 Regulation FD Disclosure.

On December 19, 2014, the Company issued a press release announcing the entry by HNH Group and Bairnco into the Purchase Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and the information contained therein is incorporated herein by reference.

NOTE: The information furnished under Item 7.01 (Regulation FD Disclosure) of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are not historical facts. The Company has identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “possible,” “potential,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” “estimate,” “approximate” “outlook” or “continue” or the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this Current Report on Form 8-K include without limitation statements regarding the anticipated timing of approvals relating to the Sale; statements regarding the expected timing of the completion of the Sale; statements regarding the ability to complete the Sale considering the various closing conditions; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Investors and security holders are cautioned not to place undue reliance on these forward-looking statements. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause results to differ from expectations include: uncertainties as to the timing of the Sale; the possibility that various closing conditions for the Sale may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Sale; the effects of disruption from the Sale making it more difficult to maintain relationships with employees, customers, vendors and other business partners; other business effects, including the effects of industry, economic or political conditions outside of the Company’s or its affiliates’ control; transaction costs; actual or contingent liabilities; and other risks and uncertainties discussed in the Company’s filings with the SEC, including the “Risk Factors” sections of the Company’s most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q. Copies of the Company’s filings with the SEC may be obtained at the “Investor Relations” section of the Company’s website at http://www.handyharman.com. The Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law. All forward-looking statements in this Current Report on Form 8-K are qualified in their entirety by this cautionary statement.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

2.1	Stock Purchase Agreement, dated as of December 18, 2014, by and among Handy & Harman Group Ltd., Bairnco Corporation and Rogers Corporation* (filed herewith)
99.1	Press Release of Handy & Harman Ltd., dated December 19, 2014 (filed herewith)

* The schedules and exhibits to the Stock Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally a copy of any such schedules and exhibits to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2014	Handy & Harman Ltd.

	By:	/s/ James F. McCabe, Jr.
	Name:	James F. McCabe, Jr.
	Title:	Chief Financial Officer

Handy & Harman Ltd.
CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

2.1	Stock Purchase Agreement, dated as of December 18, 2014, by and among Handy & Harman Group Ltd., Bairnco Corporation and Rogers Corporation*	Filed herewith
99.1	Press Release of Handy & Harman Ltd., dated December 19, 2014	Filed herewith

* The schedules and exhibits to the Stock Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally a copy of any such schedules and exhibits to the SEC upon request.